Exhibit 10.6

Execution Version

ACCOUNT CONTROL AGREEMENT

Account Control Agreement (this “Agreement”) dated as of May 19, 2023 among Citibank, N.A. (the “Secured Party”), 2829908 Delaware LLC, a Delaware limited liability company (the “Grantor”) and Citigroup Global Markets Inc. (the “Custodian”).

Reference is made herein to (i) that certain Master Terms and Conditions for Prepaid Variable Share Forward Transactions, dated as of the date hereof (as such may be amended, restated, supplemented or otherwise modified from time to time, the “Master Confirmation”), by and between the Grantor and the Secured Party, pursuant to which the Grantor and the Secured Party may enter into one or more transactions (each a “Transaction”), each of which shall be evidenced by a supplemental confirmation and the related pricing supplement (each supplemental confirmation and the related pricing supplement, together with the Master Confirmation, a “Confirmation”), which supplement, form a part of, and are subject to an agreement in the form of an ISDA 2002 Master Agreement (the “Master Agreement”) between the Grantor and the Secured Party as if the parties had executed an agreement in such form on the date of the Master Confirmation, without any Schedule thereto, but containing all elections, modifications and amendments thereto made in the Confirmation and (ii) that certain Pledge and Security Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and between the Grantor and the Secured Party, pursuant to which the Grantor, in order to secure the Secured Obligations (as defined in the Security Agreement), has granted to the Secured Party a security interest in the securities account established and maintained at the Custodian with account number [ • ] in the name of Grantor (including any successor, renumbered or redesignated account and all sub-accounts of any such account, the “Collateral Account”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Confirmation, unless otherwise noted.

W I T N E S S E T H

WHEREAS, it is a condition precedent to the effectiveness of the Master Confirmation that the parties hereto execute and deliver this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Collateral Account.

(a) The Secured Party and the Grantor hereby appoint the Custodian as the custodian of all of the Collateral at any time transferred to the Custodian during the term of the Confirmation, and authorize the Custodian to hold the Collateral in its name or the name of its nominees. The Custodian hereby accepts such appointment and agrees to maintain the Collateral Account for the Grantor, subject to the security interest of the Secured Party. The Grantor hereby authorizes the Custodian to comply with all written instructions, including entitlement orders, originated by the Secured Party with respect to the Collateral held in the Collateral Account controlled by the Secured Party without further consent or direction from the Grantor or any other party. As used in this Agreement, “Collateral” has the meaning given to it in the Security Agreement.

(b) All Collateral held in the Collateral Account shall at all times remain the property of the Grantor, subject to the terms of the Transaction Documentation and the rights of the Secured Party as pledgee and secured party thereof pursuant to the Transaction Documentation, and is being pledged to the Secured Party, as pledgee and secured party, and may only be used to secure the Transaction, pursuant to and in accordance with the terms and conditions of the Transaction Documentation.

(c) Subject to the provisions of this Agreement, the Custodian shall (i) treat the Grantor as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the Uniform Commercial Code (as in effect from time to time in the State of New York (the “NYUCC”)) of the Collateral Account and (ii) report all income and other distributions to the Internal Revenue Service and other tax authorities as being those of the Grantor.

(d) The Custodian shall treat the Collateral Account as a “securities account” as defined in Section 8-501(a) of NYUCC and all property from time to time credited thereto as “financial assets” within the meaning of Section 8-102(a)(9) of the NYUCC and shall be acting in its capacity as a “securities intermediary” within the meaning of Section 8-102(a)(14) of the NYUCC in the maintenance of the Collateral Account and the performance of its responsibilities as Custodian hereunder.

(e) The Collateral Account is, and will be at all times, a “securities account” within the meaning of the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, July 5, 2006, S. Treaty Doc. No. 112-6, 46 I.L.M. 649 (the “Hague Securities Convention”). With regard to the Collateral Account (and all Collateral deposited, credited or otherwise held therein), the Custodian is, and will be at all times, an “intermediary” within the meaning of the Hague Securities Convention.

(f) All securities or other property underlying any financial assets credited to the Collateral Account (other than any cash or other property that cannot be endorsed, but including for the avoidance of doubt any securities) shall be registered in the name of the Custodian (or a nominee), endorsed to the Custodian or in blank or credited to another securities account maintained in the name of the Custodian, and in no case shall any financial asset credited to the Collateral Account be registered in the name of the Grantor, payable to the order of the Grantor or specially endorsed to the Grantor except to the extent that the foregoing have been specially endorsed to the Custodian or in blank.

2. Control. The Collateral Account shall be under the control of the Secured Party and the Custodian shall comply with all written instructions (including “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) and instructions for the disposition of cash in the Collateral Account) with respect to the Collateral Account without further consent of the Grantor or any other person. The Custodian shall not comply with any written instructions (including entitlement orders or instructions) of the Grantor, except with respect to the voting of any securities in the Collateral Account and any ministerial matters as may be necessary in connection with the voting of securities or receipt of dividends or distributions thereon. The Custodian’s obligation to comply with the Secured Party’s written instructions (including entitlement orders or instructions) shall not be affected by the existence of any contingent indemnity claims that the Custodian may have.

3. Collateral Removal; Substitutions/Investments; Distributions and Proceeds. Except as provided in Section 2 of this Agreement, any collateral substitutions, investments and releases with respect to the Collateral held in the Collateral Account shall be effected solely at the direction of the Secured Party. Any distributions on the Collateral held in the Collateral Account and any proceeds thereof shall be credited to the Collateral Account unless otherwise directed by the Secured Party.

4. Certain Provisions Concerning the Custodian.

(a) The Custodian shall have no responsibility to review or verify the accuracy or completeness of any information contained in any notice or certificate or other communication received by the Custodian from any person. The Custodian shall incur no liability under or in respect of this Agreement by acting upon any notice, request, consent, certificate or other instrument or writing (or authenticated telecommunication if the Custodian so agrees) reasonably believed by it to be genuine and authorized by the proper party.

(b) The Custodian shall hold in the Collateral Account, upon the terms of this Agreement, all such Collateral as shall be received by the Custodian for the Collateral Account and will collect and receive all monies and other property paid or distributed in respect of the Collateral held in the Collateral Account or realized on the sale or other disposition of such Collateral. Collateral held in the Collateral Account shall be delivered or transferred only in accordance with the Transaction Documentation and this Agreement.

(c) The Custodian shall confirm in writing to the Grantor and the Secured Party all deliveries or transfers of Collateral. The Custodian will render a monthly statement of transactions and Collateral held in the Collateral Account to the Secured Party and the Grantor.

(d) Neither the Custodian nor its directors, officers, attorneys, agents, sub-agents, sub-custodians or employees shall be liable for (x) any action taken or omitted to be taken by it, or by them on its behalf, as Custodian under this Agreement (including, without limitation, any action taken or omitted to be taken before the date hereof by it or them in preparation for acting hereunder or thereunder), or (y) any action taken or omitted to be taken by or on behalf of the Grantor or the Secured Party, except, in the case of each of (x) and (y) above, in the case of its or their own gross negligence, bad faith or willful misconduct. The Grantor agrees to indemnify the Custodian and to hold it harmless from and against any and all reasonable costs, expenses, damages, liabilities or claims, including attorneys’ fees (“Losses”) which are sustained by the Custodian hereunder or arising herefrom other than such Losses as are the result of Custodian’s gross negligence, bad faith or willful misconduct.

(e) The Custodian represents, warrants and covenants that each item of property, including cash, credited to the Collateral Account shall be treated by Custodian as a “financial asset” under Article 8 of the NYUCC and Article 1(1)(b) of the Hague Securities Convention.

5. Waiver and Subordination of Rights. The Custodian hereby subordinates in favor of the Secured Party any and all liens, encumbrances, claims or security interests which the Custodian may now or hereafter have against the Collateral Account or any property credited thereto.

6. Amendment, Termination and Resignation. This Agreement may be amended by a written instrument executed by the Secured Party, the Grantor and the Custodian. This Agreement shall terminate upon (a) the Custodian’s receipt of written instructions from the Secured Party expressly stating that the Secured Party no longer claims any security interest in the Collateral (which instructions the Secured Party agrees to give promptly and without request when required under the Transaction Documentation) and the Custodian’s subsequent transfer of all of the Collateral from the Collateral Account to the Grantor pursuant to the Grantor’s written instructions or (b) the transfer of all of the Collateral at the instruction of the Secured Party. The Custodian shall not be required to make any determination as to whether such distribution is made in accordance with the provisions of this Agreement or the Transaction Documentation.

The Custodian may resign as Custodian in respect of the Collateral Account at any time upon 60 days’ prior written notice to the other parties hereto; provided that, immediately upon sending such notice of resignation, (i) the Grantor and the Secured Party shall use commercially reasonable efforts to find and appoint a successor custodian that is mutually acceptable to both parties (the “Successor Custodian”); and (ii) the Custodian shall immediately transfer all Collateral held in the Collateral Account to a new Collateral Account opened at the Successor Custodian. Notwithstanding the foregoing, if a Successor Custodian is not appointed within 60 days of the Custodian’s submission of notice to resign, the Secured Party shall appoint a successor custodian for the Collateral on terms that are not less advantageous to the Secured Party than those set forth in this Agreement and the Custodian shall immediately transfer all Collateral held in the Collateral Account to a new Collateral Account opened at such successor Custodian.

7. Communications. The Custodian is authorized to accept and rely upon all written instructions and other communications contemplated hereunder given on behalf of the Secured Party or the Grantor, as applicable, by any authorized persons thereof, including instructions given by facsimile transmission. Upon request of the Custodian, the Secured Party shall furnish to the Custodian the names of authorized persons, and it shall not be necessary for the Custodian to inquire as to the authority of any such person. Any notice, instruction or other communication required or permitted to be given to the Custodian hereunder shall be in writing (or oral and confirmed in writing), unless expressly provided otherwise, and addressed to: Citigroup Global Markets Inc., Citi CED, Equity Derivatives Middle Office, 390 Greenwich Street, 3rd Floor, New York, NY 10013; Fax: (212) 723-8729; E-mail: eq.us.corporates.middle.office@citi.com; sean.montgomery@citi.com; Attention: Sean Montgomery.

8. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns and neither the Custodian nor the Secured Party and the Grantor may assign this Agreement without the prior written consent of the others.

9. Severability. If any provision or condition of this Agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition and only in connection with the jurisdiction of such court, agency or body. The validity and enforceability of the remaining provisions and conditions, and of such provision or condition in any other jurisdiction, shall not be affected thereby and this Agreement shall, as to such jurisdiction, be carried out as if any such invalid or unenforceable provision or condition were not contained herein shall, as to all other jurisdictions, be carried out as if such holding of invalidity or unenforceability had not been made.

10. Governing Law; Jurisdiction; Jury Trial Waiver. The State of New York shall be deemed to be the location of the Custodian. This Agreement and the Collateral Account will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine) and the law in force in the State of New York will govern all issues specified in Article 2(1) of the Hague Securities Convention and, without limiting the foregoing, will govern any account agreement (within the meaning of the Hague Securities Convention) that may govern the Collateral Account. The Custodian’s jurisdiction (within the meaning of Section 8-110 of the NYUCC) in respect of the Collateral Account is the State of New York. Each of the Custodian, the Secured Party and the Grantor hereby consents to the non-exclusive jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder and hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

11. Entire Agreement. This Agreement and the Transaction Documentation constitute the entire agreement and understanding of the parties with respect to its subject matter and supersede all oral communication and prior writings with respect thereto (including, without limitation, prior agreements among one or more of the parties hereto and any predecessors-in-interest to any of the other such parties).

12. Counterparts. This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission or electronic delivery in .pdf format), each of which will be deemed an original and all of which, taken together, will constitute a single agreement.

13. No Waiver. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

14. Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CITIBANK, N.A., as Secured Party

By:
Name:
Title:

[Signature Page to Account Control Agreement]

2829908 DELAWARE LLC, as Grantor

By:
Name:
Title:

[Signature Page to Account Control Agreement]

CITIGROUP GLOBAL MARKETS INC., as Custodian

By:
Name:
Title:

[Signature Page to Account Control Agreement]